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                                                                  EXHIBIT 10.39

                       DOMESTIC SUBSIDIARIES' GUARANTEE

        DOMESTIC SUBSIDIARIES' GUARANTEE, dated as of March 6, 1996 (this "Guarantee"), made by each of the corporations that are signatories hereto (the "Guarantors"), in favor of CHEMICAL BANK, as agent (in such capacity, the "Agent") for the lenders (the "Lenders") from time to time parties to the Credit Agreement, dated as of Feb. 29, 1996 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Berg Electronics Group, Inc. (the "Borrower"), Berg Electronics Corp., the Lenders and the Agent.

                                 WITNESSETH:


        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make loans to, and issue or participate in letters of credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein;

        WHEREAS, the Borrower owns directly or indirectly all of the issued and outstanding stock of each Guarantor.

        WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the loans to, and the issuing of the letters of credit for the account of, the Borrower under the Credit Agreement; and

        WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective loans to, and issue letters of credit for the account of, the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Agent for the ratable benefit of the Lenders.

        NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to, and issue or participate in letters of credit for the account of, the Borrower under the Credit Agreement, the Guarantors hereby agree with the Agent, for the ratable benefit of the Lenders, as follows:

        1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to such terms in the Credit Agreement.

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        2. Guarantee.  (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

        (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

        (c) Each Guarantor further agrees to pay the reasonable out-of-pocket expenses which may be paid or incurred by the Agent or the Lenders in collecting any or all of the Obligations and/or enforcing any rights under this Guarantee or under the Obligations in accordance with subsection 12.5 of the Credit Agreement. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

        (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

        (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent, the Issuing Lender or the Lenders from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitments are terminated.

        (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent, the Issuing Lender or the Lenders on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

        3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities
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of any Guarantor to the Agent, the Issuing Lender and the Lenders, and each
Guarantor shall remain liable to the Agent, the Issuing Lender and the Lenders for the full amount guaranteed by such Guarantor hereunder.

        4. Right of Set-off. Upon the occurrence of any Event of Default, each Guarantor hereby irrevocably authorizes each Lender and the Issuing Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or the Issuing Lender or any branch or agency thereof to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender or the Issuing Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender or the Issuing Lender hereunder and claims of every nature and description of such Lender or the Issuing Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any Note, any Loan Document or otherwise, as such Lender or the Issuing Lender may elect, whether or not the Agent, the Issuing Lender or the Lenders have made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent, the Issuing Lender and the Lenders agree promptly to notify such Guarantor after any such set-off and the application made by the Agent, the Issuing Lender or the Lenders, as the case may be; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent, the Issuing Lender and the Lenders under this Section 4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent, the Issuing Lender or the Lenders may have.

        5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent, the Issuing Lender or the Lenders against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Agent, the Issuing Lender or the Lenders for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent, the Issuing Lender and the Lenders by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent, the Issuing Lender and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

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        6. Modification of Obligations. Each Guarantor consents that, without the necessity of any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent, the Issuing Lender or the Lenders may be rescinded by the Agent, the Issuing Lender or the Lenders and the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent, the Issuing Lender or the Lenders, and the Credit Agreement, any Notes and the other Loan Documents, including, without limitation, any Letter of Credit Application, or any collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent, the Issuing Lender or the Lenders may deem advisable from time to time, and, to the extent permitted by applicable law, any collateral security or guarantee or right of offset at any time held by the Agent, the Issuing Lender or the Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against any Guarantor which will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Agent, the Issuing Lender and the Lenders shall not have any obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent, the Issuing Lender or the Lenders may, but shall be under no obligation to, make a similar demand on any other party or any other Guarantor or guarantor, and any failure by the Agent, the Issuing Lender or the Lenders to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent, the Issuing Lender or the Lenders against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

        7. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent, the Issuing
Lender or the Lenders upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted, continued or incurred in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent, the Issuing Lender or the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Guarantors with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to the validity, regularity or enforceability of the Credit Agreement, any Note or any other Loan Document, including, without limitation, any Letter of Credit Application or any collateral security or guarantee therefor or right of offset with respect thereto at any time or from time

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to time held by the Agent, the Issuing Lender or the Lenders and without regard to any defense, set-off or counterclaim which may at any time be available to or be asserted by the Borrower against the Agent, the Issuing Lender, the Lenders or any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for any of the Obligations (other than payment in money or money's worth and termination of the Commitments), or of such Guarantor under this Guarantee, in bankruptcy or in any other instance and the obligations and liabilities of such Guarantor hereunder shall not be conditioned or contingent upon the pursuit by the Agent, the Issuing Lender or the Lenders or any other Person at any time of any right or remedy against the Borrower or against any other Person which may be or become liable in respect of any Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

        8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent, the Issuing Lender or the Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

        9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

        10. Representations and Warranties. Each Guarantor hereby represents and warrants that:

        (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

        (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

        (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected enforceability may be limited by
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bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally (whether enforcement is sought by proceedings in equity or at law);

        (d) the execution, delivery and performance of this Guarantee will not violate any provision of any material Requirement of Law or material Contractual Obligation of such Guarantor and will not result in the creation or imposition of any Lien on any of the material properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor, except as set forth in the Credit Agreement;

        (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee, except as set forth in the Credit Agreement; and

        (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or any of the transactions contemplated hereby or (ii) which could reasonably be expected to have a Material Adverse Effect, except as set forth in the Credit Agreement.

                Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by, or issuance of a Letter of Credit for the account of, the Borrower under the Credit Agreement on and as of such date of borrowing or issuance as though made hereunder on and as of such date, except to the extent they related to a specified date in which case they shall be true and correct as of such date.

        11. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

        12. Notices. All notices, requests and demands to or upon the Agent, any Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) in the case of mail, two days after deposit in the postal system, first class postage pre-paid or (b) in the case of telex or facsimile notices, when received, addressed as follows:

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        (a)     if to the Agent or any Lender, at its address or transmission number for notices provided in subsection 12.2 of the Credit Agreement; and

        (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

        The Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this
Section 12.

        13. Counterparts. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Agent.

        14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        15. Integration. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein.

        16. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Required Lenders.

        (b) Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion.

        (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

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        18.     Successors and Assigns.  This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns.

        19. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

        20. Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally.

                (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same:

                (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its addresses set forth on the signature pages hereto or at such other address of which the Agent shall have been notified pursuant to Section 12;

                (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                21. Acknowledgements. Each Guarantor hereby acknowledges that:

                (a) it has been advised by counsel in the negotiation, execution and delivery of the Guarantee and the other Loan Documents:

                (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Guarantors arising out of or in connection with this guarantee or any of the other Loan Documents, and the relationship between Agent and Lenders, on one hand,



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        and the Guarantors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                (c) no joint venture exists among the Lenders or among the Guarantors and the Lenders.

                22. WAIVERS OF JURY TRIAL. THE GUARANTORS AND THE AGENT (ON ITS OWN BEHALF AND ON BEHALF OF THE LENDERS) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.




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        IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.



                                BERG TECHNOLOGY, INC.
                                BERG HOLDINGS U.S., INC.
                                CONNECTOR SYSTEMS (U.S.) INC.
                                HARBOR ELECTRONICS, INC.
                                SOCKET EXPRESS, INC.
                                SPECIALTY CONNECTOR COMPANY
                                BERG EMPLOYMENT COMPANY


                                By:  /s/ ELLEN LIPSITZ
                                   ------------------------------
                                Name:  Ellen L. Lipsitz
                                Title:  Vice President and Assistant Secretary



                                Address for Notices:

                                c/o Mills & Partners
                                101 South Hanley
                                Suite 400
                                St. Louis, Missouri  63105
                                Attention:  David Sindelar
                                Fax:  (314) 746-2386

                                With Copies of Notices to:

                                Hicks, Muse, Tate & Furst Incorporated
                                200 Crescent Court
                                Suite 1600
                                Dallas, Texas  75201
                                Attention:  Thomas O. Hicks
                                            John R. Muse
                                            Jack D. Furst
                                            Lawrence D. Stuart, Jr.
                                Fax:  (214) 740-7313

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                                Hicks, Muse, Tate & Furst Incorporated
                                1325 Avenue of the Americas, 25th Floor
                                New York, New York 10019
                                Attention: Charles W. Tate
                                Fax: (212) 424-1450